                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported)          November 15, 2001
                                                            --------------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          (As Servicer on behalf of WACHOVIA CREDIT CARD MASTER TRUST)



  Laws of the United States           033-99442-01             51-0269396
-------------------------------       ------------             ----------
(State or other jurisdiction of (Commission File Number)      (IRS Employer
incorporation or organization)                            Identification Number)



201 North Walnut Street, Wilmington, Delaware                      19801
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  (Address of principal executive offices)                       (Zip Code)


                302/594-4000
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Registrant's telephone number, including area code


                     N/A
--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)
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Item 5.  Other Events

     The Registrant hereby incorporates by reference the information contained in Exhibit 28 hereto in response to this Item 5.


Item 7. Financial Statements, Pro Forma financial Statements and Exhibits See separate index to exhibits.




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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         FIRST USA BANK, NATIONAL ASSOCIATION
                         As Servicer on behalf of WACHOVIA CREDIT CARD MASTER TRUST



                         By:  /s/ Tracie H. Klein
                             ----------------------------------------
                             Name:  Tracie H. Klein
                             Title:  First Vice President



Date:  November 15, 2001
       -----------------








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                               INDEX TO EXHIBITS




 Exhibit
  Number  Exhibit
--------- -------

   28.1   Excess Spread Analysis
   28.2   Series 1999-1 Monthly Servicing Certificate - October 31, 2001
   28.3   Monthy Series 1999-1 Certificateholder's Statement - October 31, 2001
   28.4   Series 2000-1 Monthly Servicing Certificate - October 31, 2001
   28.5   Monthly Series 2000-1 Certificateholders' Statement - October 31, 2001